UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
219 Terry Ave. N., Suite 300
Seattle, WA		98109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Kineta, Inc. (the “Company”) held its previously announced 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The proposals voted on at the Annual Meeting and the final voting results for each proposal are as follows:

1. The Company’s stockholders elected the two director nominees listed below to serve as Class II directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal, with the votes cast as follows:

Class II Director Nominee	For	Withheld	Broker Non-Votes
David Arkowitz	4,483,767	22,867	496,133
Raymond Bartoszek	4,388,678	17,329	496,133

2. The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,118,171	75,230	45,193	-

3. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
4,366,382	236,817	139,262	496,133

4. The Company’s stockholders recommended, on an advisory basis, to set the frequency of future advisory votes on the compensation of the Company’s named executive officers, to every one year, with the votes cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
3,646,716	87,010	770,759	237,976	-

In light of the results of the non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined to hold a non-binding advisory vote on executive compensation annually until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

Item 7.01. Regulation FD Disclosure.

On June 9, 2023, the Company updated its corporate presentation (the “Corporate Presentation”), which it intends to use at various meetings with investors, investment banks and investment bank analysts. The Corporate Presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Kineta, Inc. Corporate Presentation, dated June 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023

Kineta, Inc.

By:	/s/ Shawn Iadonato
Name:	Shawn Iadonato
Title:	Chief Executive Officer and Director